Sparrow Growth Fund

Class A

Class C

Supplement

to the Prospectus dated December 20, 2005

________________

Effective September 20, 2006, the Sparrow Growth Fund (the “Fund”) has reduced the contingent deferred sales charge (“CDSC”) imposed on redemptions of Class C shares within the first two years. As a result, the section Fees and Expenses of Investing in the Fund on page 7 of the Prospectus is hereby amended by replacing the first table with the following:

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE	NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of the lower of original purchase or redemption proceeds)	NONE[1]	2.00%[2]
Redemption Fee[3]	NONE	NONE

[1]

A deferred sales charge of 1.00% is imposed Class A shares redeemed within 18 months of purchase if the shares were purchased without an initial sales charge because they were purchases of $1 million or more or purchases by qualified retirement plans with at least 200 eligible employees.

[2]	Imposed on Class C shares redeemed within two years of purchase.
[3]	A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

The section How to Buy Shares - Class C Shares on page 12 also is amended by replacing the first paragraph its entirety with the following:

• Class C Shares

Class C shares of the Fund are purchased at the net asset value without deducting a sales charge. You do not pay an initial sales charge on purchases of Class C shares and all of your purchase payment is immediately invested in the Fund. The adviser, not the Fund, makes a payment to the dealer of record of 1% of the amount you invest in Class C shares. Class C shares are subject to a CDSC of 2% if you redeem the shares within two years of purchase, based on the lower of the shares’ cost or current net asset value. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC.

Investments in the Fund are subject to certain stated investment minimums, although these minimums may be waived by the Fund’s adviser in its discretion. As a result, the section How to Buy Shares on page 8 of the Prospectus is amended by replacing the first sentence with the following:

Investors may purchase shares of the Fund subject to the minimum initial and subsequent investments for different accounts as described in this Prospectus. The Adviser may waive these minimum investments in its sole discretion. If your investment is aggregated into an omnibus account established by an investment adviser, broker-dealer or other financial intermediary, the investment minimums apply to the omnibus account, not to your individual account. If you purchase or redeem shares through a financial intermediary, you may be charged a fee by that intermediary.

The Board of Trustees approved an amendment to the distribution plan for Class C shares of the Fund. As a result, the section Distribution Plans on page 13 is revised by replacing the second paragraph with the following:

Distribution Plans

With respect to both Class A and Class C shares, the adviser may pay some or all of the 12b-1 fees above to certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) as compensation for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. With respect to Class C shares, the adviser typically makes no 12b-1 payments to financial institutions until the 13th month after Class C shares are purchased. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

Additional information is included in the Statement of Additional Information of the Fund dated December 20, 2005, as supplemented, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at (888) 727-3301.

This Supplement is dated September 20, 2006

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